Exhibit 5(c)

Application for Variable Annuity

 Insurer, as used in this application, means Allstate Life Insurance Company.

Allstate Life Insurance Company
OVERNIGHT: 3100 Sanders Road - J4A
Northbrook, IL 60062
MAIL: P.O. Box 94036
Palatine, IL 60094-4036

1) Owner
If no Annuitant is specified in section 3, the Owner will be the Annuitant.
Name
Street Address
City     State    Zip
SS#/TIN
Date of birth
o Male   o Female o Trustee         o CRT
Phone #

2) Joint owner (If any)
Name
Relationship to Owner
SS#/TIN
Date of birth
o Male
o Female

3) Annuitant
Complete only if different from the Owner in section 1.
Name
Street Address
City     State    Zip
SS#/TIN
Date of birth
o Male
o Female

4) Beneficiary(ies)
         Designated        Name(s)  Relationship to Owner     Percentage
         Contingent        Name(s)  Relationship to Owner     Percentage

5) Tax-qualified plans Check the appropriate box in A and B.
A.  o Nonqualified    o Traditional IRAo SEP-IRA   o Roth IRA     o 401(k)
    o 401(a) o 403(b) o Other________________________________
B.  o Initial       o Transfer      o Rollover      Tax year for which initial
contribution is being made_______

6) Investment Selection
Please check selected investment choice(s) and indicate whole percentage allocations. The initial premium will be allocated as selected here.
Initial $___________________
Monies remitted via        o Check  o Wire  o 1035   o Tax-qualified transfer
o Asia Pacific Growth      ______%
o Diversified Income       ______%
o The George Putnam Fund   ______%
o Global Asset Allocation  ______%
o Global Growth            ______%
o Growth and Income        ______%
o Health Sciences          ______%
o High Yield               ______%
o Income                   ______%
o International Growth     ______%
o International Growth and Income   ______%
o International New Opportunities   ______%
o Investors       ______%
o Money Market    ______%
o New Opportunities        ______%
o New Value       ______%
o OTC & Emerging Growth    ______%
o Research        ______%
o Small Cap Value          ______%
o Utilities Growth and Income       ______%
o Vista  ______%
o Voyager         ______%
o ___________________________       ______%


o 6-Month DCA Fixed Account*        ______%
o 12-Month DCA Fixed Account*       ______%
o Standard Fixed Account*  ______%

*May not be available in all states
                       Total 100%

OPTIONAL PROGRAMS
7) Automatic Rebalancing Program
o Moderate -- 35% Diversified Income, 20% Growth and Income, 20% Investors, 15% International Growth, 10% OTC & Emerging Growth o Aggressive -- 25% Investors, 25% Growth and Income, 20% Diversified Income, 15% International Growth, 15% OTC & Emerging Growth o Flagship -- 38% Growth and Income, 38% Voyager, 24% International Growth If a custom model is created, please complete and sign the separate form in the back of the booklet. Please indicate Transfer Frequency
____________


OPTIONAL RIDERS (May not be available in all states*)
8A) Retirement Income Guarantee Select only one income benefit rider
o Income Benefit Rider 1: Guaranteed Return of Premium
OR
o Income Benefit Rider 2: Guaranteed Greater of 6% Annual Increase or Maximum Anniversary Value

8B) Enhanced Death Benefit
o 5% Annual Increase
           Greater of base death benefit or 5% Annual Increase

*Please note there is an additional charge for the optional riders; see prospectus for details.

9) Special Remarks (Attach separate page if necessary.)

10) Home office use only

11) Owner(s') Acknowledgements
The following states require the applicant to acknowledge the information below that pertains to their specific state. Check the appropriate box for your resident state, sign and date the bottom of Section 12.
o Arkansas, o Kentucky, o Maine, o New Mexico, o Ohio, o Oregon, o Pennsylvania

Any person who knowinglyand with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals, for the purpose of misleading information concerning any false materials thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.

o Arizona Upon your written request we will provide you within a reasonable period of time, reasonable, factual information regarding the benefits and provisions of the annuity contract for which you are applying. If for any reason you are not satisfied with the contract, you may return the contract within twenty days after you receive it. If the contract you are applying for is a variable annuity, you will receive an amount equal to the sum of (i) the difference between the premiums paid and the amounts allocated to any account under the contract and (ii) the Contract Value on the date the returned contract is received by our company or our agent.

o Colorado It is unlawful to knowingly provide false, incomplete, misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Services.

o District of Columbia WARNING: It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.

o Florida Any person who knowingly and with intent to injure, defraud or deceive any insurer, files a statement of claim or an application containing any false, incomplete or misleading information is guilty of a felony of the third degree.

o Louisiana Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

o New Jersey Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

12) Will the annuity applied for replace one or more existing annuity or life insurance contracts? o Yes o No (If yes, explain in Special Remarks, section 9.) Have you purchased another annuity during the current calendar year? o Yes o No Do you or any joint owner currently own an annuity issued by the insurer?
o Yes o No o Optional Consent for Electronic Distribution to my E-mail address:

-------------------------------------------------
I(we) hereby consent to the electronic distribution of annuity and fund prospectuses, statements of additional information, shareholder reports, proxy statements and prospectus supplements. I understand that I may revoke this consent at any time, and that absent my revocation, this consent will be valid.

o Receipt of a variable annuity and fund prospectus is hereby acknowledged.

     If not checked, the appropriate prospectus will be mailed to you.

     I/WE UNDERSTAND THAT ANNUITY PAYMENTS OR SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

     A copy of this application signed by the Agent will be the receipt for the first purchase payment. If the insurer declines this application, the insurer will have no liability except to return the first purchase payment.

     I have read the statements above and represent that they are complete and true to the best of my knowledge and belief. I agree that this application shall be a part of the annuity issued by the insurer. By accepting the annuity issued, I agree to any additions or corrections to this application. The insurer will obtain written agreement from me for any change in investment allocations, benefits, type of plan, or birthdates.

a   Owner's  signature________________________________________________
a  Joint   Owner's signature _________________________________________
  Signed at ____________________________ on___________________________
Do you, as Agent, have reason to believe the product applied for will replace
existing annuities or insurance?   o Yes      o No
Licensed Agent
Signature         Print name
Soc. Sec. No.
Licensed I.D. # (for Florida agents only)
Broker/Dealer
Address
Telephone
E-mail

For Broker Use Only -- Contact  your home  office  for  program  information.
o Program A o Program B o Program C o Program D




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
Application for Variable Annuity

 Insurer, as used in this application, means Allstate Life Insurance Company.

Allstate Life Insurance Company
OVERNIGHT: 3100 Sanders Road - J4A
Northbrook, IL 60062
MAIL: P.O. Box 94036
Palatine, IL 60094-4036

1) Owner
If no Annuitant is specified in section 3, the Owner will be the Annuitant.
Name
Street Address
City     State    Zip
SS#/TIN
Date of birth
o Male   o Female o Trustee         o CRT
Phone #

2) Joint owner (If any)
Name
Relationship to Owner
SS#/TIN
Date of birth
o Male
o Female

3) Annuitant
Complete only if different from the Owner in section 1.
Name
Street Address
City     State    Zip
SS#/TIN
Date of birth
o Male
o Female

4) Beneficiary(ies)
         Designated        Name(s)  Relationship to Owner     Percentage
         Contingent        Name(s)  Relationship to Owner     Percentage

5) Tax-qualified plans Check the appropriate box in A and B.
A.   o Nonqualified    o Traditional IRAo SEP-IRA      o Roth IRA     o 401(k)
     o 401(a) o 403(b)     o Other________________________________
B.   o Initial       o Transfer      o Rollover      Tax year for which initial
 contribution is being made_______

6) Investment Selection
Please check selected investment choice(s) and indicate whole percentage allocations. The initial premium will be allocated as selected here. If dollar cost averaging, see section 7B.
Initial $___________________
Monies remitted via        o Check  o Wire  o 1035   o Tax-qualified transfer
o American Government Income        ______%
o Asia Pacific Growth      ______%
o Diversified Income       ______%
o The George Putnam Fund   ______%
o Global Asset Allocation  ______%
o Global Growth   ______%
o Growth and Income        ______%
o Growth Opportunities     ______%
o Health Sciences          ______%
o High Yield      ______%
o Income          ______%
o International Growth     ______%
o International Growth and Income   ______%
o International New Opportunities   ______%
o Investors       ______%
o Money Market    ______%
o New Opportunities        ______%
o New Value       ______%
o OTC & Emerging Growth    ______%
o Research        ______%
o Small Cap Value          ______%
o Utilities Growth and Income       ______%
o Vista  ______%
o Voyager         ______%
o ___________________________       ______%


o 6-Month DCA Fixed Account*        ______%
o 12-Month DCA Fixed Account*       ______%
o Standard Fixed Account*  ______%

*May not be available in all states
                       Total 100%

OPTIONAL PROGRAMS
7A) Automatic Rebalancing Program
o Moderate -- 35% Diversified Income, 20% Growth and Income, 20% Investors, 15% International Growth, 10% OTC & Emerging Growth o Aggressive -- 25% Investors, 25% Growth and Income, 20% Diversified Income, 15% International Growth, 15% OTC & Emerging Growth o Flagship -- 38% Growth and Income, 38% Voyager, 24% International Growth If a custom model is created, please complete and sign the separate form in the back of the booklet.
Please indicate Transfer Frequency ____________

7B) Dollar Cost Averaging Program
         Transfer to (select investment option)      Percent per transfer
         -----------------------------      -----------%
         -----------------------------      -----------%
         -----------------------------      -----------%
         -----------------------------      -----------%
                                  Total = 100%

         Transfer Frequency: Monthly
         Program Options: o 6-month program*o 12-month program**

         Number of occurrences (3-12)
         DCA Program length: Minimum 3 months, maximum 12 months.
  *All assets must be transferred into the variable subaccounts within 3 to 6 months from the date of enrollment. **All assets must be transferred into the variable subaccounts within 7 to 12 months from the date of enrollment.
    If you wish to Dollar Cost Average from variable subaccounts, please see the form in the back of the booklet.

         The program above may be terminated or modified at any time by me or the Insurer by providing written notice to the other party or, if investment option balances are inadequate, by executing the requested transfer/withdrawal. In the unlikely event that another financial transaction request is received on the transfer/withdrawal date, the Insurer may delay processing the scheduled transfer/withdrawal if enrolling in the Systematic Withdrawal Plan.

OPTIONAL RIDERS (May not be available in all states*)
8A) Retirement Income Guarantee Select only one income benefit rider
o Income Benefit Rider 1: Guaranteed Return of Premium
OR
o Income Benefit Rider 2: Guaranteed Greater of 6% Annual Increase or Maximum Anniversary Value

8B) Enhanced Death Benefit
o 5% Annual Increase
           Greater of base death benefit or 5% Annual Increase

*Please note there is an additional charge for the optional riders; see prospectus for details.

9) Special Remarks (Attach separate page if necessary.)

10) Home office use only

11) Owner(s') Acknowledgements
The following states require the applicant to acknowledge the information below that pertains to their specific state. Check the appropriate box for your resident state, sign and date the bottom of Section 12. o Arkansas, o Kentucky,
o Maine, o New Mexico, o Ohio, o Oregon, o Pennsylvania Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals, for the purpose of misleading information concerning any false materials thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties. o Arizona Upon your written request we will provide you within a reasonable period of time, reasonable, factual information regarding the benefits and provisions of the annuity contract for which you are applying. If for any reason you are not satisfied with the contract, you may return the contract within twenty days after you receive it. If the contract you are applying for is a variable annuity, you will receive an amount equal to the sum of (i) the difference between the premiums paid and the amounts allocated to any account under the contract and (ii) the Contract Value on the date the returned contract is received by our company or our agent. o Colorado It is unlawful to knowingly provide false, incomplete, misleading facts or information to an insurance company for the purpose of defrauding or attempting to defraud the company. Penalties may include imprisonment, fines, denial of insurance, and civil damages. Any insurance company or agent of an insurance company who knowingly provides false, incomplete or misleading facts or information to a policyholder or claimant for the purpose of defrauding or attempting to defraud the policyholder or claimant with regard to a settlement or award payable from insurance proceeds shall be reported to the Colorado Division of Insurance within the Department of Regulatory Services. o District of Columbia WARNING: It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant. o Florida Any person who knowingly and with intent to injure, defraud or deceive any insurer, files a statement of claim or an application containing any false, incomplete or misleading information is guilty of a felony of the third degree. o Louisiana Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison. o New Jersey Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

12) Will the annuity applied for replace one or more existing annuity
or life insurance contracts?        o Yes   o No (If yes, explain in Special
Remarks, section 9.)
Have you purchased another annuity during the current calendar year? o Yes o No Do you or any joint owner currently own an annuity issued by the insurer?
o Yes   o No
o Optional Consent for Electronic Distribution to my E-mail address:
-------------------------------------------------
I(we) hereby consent to the electronic distribution of annuity and fund prospectuses, statements of additional information, shareholder reports, proxy statements and prospectus supplements. I understand that I may revoke this consent at any time, and that absent my revocation, this consent will be valid.

o Receipt of a variable annuity and fund prospectus is hereby acknowledged. If not checked, the appropriate prospectus will be mailed to you.
         I/WE UNDERSTAND THAT ANNUITY PAYMENTS OR SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.
         A copy of this application signed by the Agent will be the receipt for the first purchase payment. If the insurer declines this application, the insurer will have no liability except to return the first purchase payment.

         I have read the statements above and represent that they are complete and true to the best of my knowledge and belief. I agree that this application shall be a part of the annuity issued by the insurer. By accepting the annuity issued, I agree to any additions or corrections to this application. The insurer will obtain written agreement from me for any change in investment allocations,
benefits,    type   of   plan,    or    birthdates.
a  Owner's signature ___________________________________________
a  Joint   Owner's signature _____________________________________
   Signed at ____________________________    on___________________________
Do you, as Agent, have reason to believe the product applied for will replace existing annuities or insurance?
o Yes      o No
Licensed Agent
Signature         Print name
Soc. Sec. No.
Licensed I.D. # (for Florida agents only)
Broker/Dealer
Address
Telephone
E-mail

For Broker Use Only -- Contact  your home  office  for  program  information.
o Program A o Program B o Program C o Program D








PA36